UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2010

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2010, during The Progressive Corporation’s 2010 Annual Meeting of Shareholders, Glenn M. Renwick, the Company’s President and Chief Executive Officer, will comment on the first quarter 2010 operating results and provide an update on the status of the Company. A copy of Mr. Renwick’s prepared remarks is attached hereto as Exhibit 99.

Item 7.01	Regulation FD Disclosure.

See the information provided under Item 2.02 above and on the attached Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2010

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch
Name:	Jeffrey W. Basch
Title:	Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description

(99)	99	Copy of the prepared remarks that Glenn M. Renwick, President and Chief Executive Officer of The Progressive Corporation, will present at the Company’s 2010 Annual Meeting of Shareholders on April 23, 2010